100

PROOF OF DEC. 17, 1986
ORDER No. BN 3745 AL

INCORPORATED UNDER

THE LAWS

OF DELAWARE



100

100

COMMON STOCK

ALLEGHANY CORPORATION

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, N.Y. OR IN CLEVELAND, OHIO

THIS CERTIFIES THAT

IS THE OWNER OF

CUSIP 017175 10 0

SEE REVERSE FOR
CERTAIN DEFINITIONS

ONE HUNDRED

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $1.00 EACH OF THE COMMON STOCK OF

Alleghany Corporation transferable in person or by duly authorized attorney on the books of the Corporation, on surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be affixed hereunto this

TREASURER

CHAIRMAN

ALLEGHANY CORPORATION
SEAL
DELAWARE
1984

MANUFACTURERS HANOVER TRUST COMPANY

AUTHORIZED OFFICER

HARRIS TRUST COMPANY OF NEW YORK

AUTHORIZED SIGNATURE

LESS THAN 100 SHARES

INCORPORATED UNDER

THE LAWS

OF DELAWARE



LESS THAN 100 SHARES

COMMON STOCK

ALLEGHANY CORPORATION

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, N.Y. OR IN CLEVELAND, OHIO

PROOF OF DEC. 17, 1986
ORDER No. BN 3745

THIS CERTIFIES THAT

IS THE OWNER OF

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 017175 10 0

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $1.00 EACH OF THE COMMON STOCK OF

Alleghany Corporation transferable in person or by duly authorized attorney on the books of the Corporation, on surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be affixed hereunto this

ALLEGHANY CORPORATION SEAL DELAWARE 1984

Jared C. Horton
TREASURER

F. M. Kirby
CHAIRMAN

REGISTERED:
MANUFACTURERS HANOVER TRUST COMPANY (NEW YORK)
REGISTRAR
BY
AUTHORIZED OFFICER

COUNTERSIGNED:
HARRIS TRUST COMPANY OF NEW YORK
TRANSFER AGENT
BY
AUTHORIZED SIGNATURE

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